UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 11, 2018

KKR Real Estate Finance Trust Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-38082	47-2009094
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, Suite 4200, New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

(212) 750-8300
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2018, Irene M. Esteves was appointed to the Board of Directors (the “Board”) of KKR Real Estate Finance Trust Inc. (the “Company”) effective immediately and with a term that expires at the Company’s 2018 annual meeting of stockholders and until her successor is duly elected and qualifies.  Ms. Esteves was also appointed to the Board’s Audit Committee.

Ms. Esteves, 59, most recently served as the Chief Financial Officer of Time Warner Cable Inc. from 2011 to 2013. She previously served as the Executive Vice President and Chief Financial Officer of XL Group plc from 2010 to 2011. Prior to that, Ms. Esteves was the Senior Vice President and Chief Financial Officer of Regions Financial Corporation from 2008 to 2010. She currently serves as a director of R.R. Donnelley & Sons Company (NYSE: RRD), Aramark (NYSE: ARMK) and Spirit AeroSystems Holdings, Inc. (NYSE: SPR) and previously served as a director of Level 3 Communications, Inc. (formerly NYSE: LVLT), The Timberland Co. (formerly Nasdaq: TBL), Johnson Diversey Inc., tw telecom inc. (formerly Nasdaq: TWTC) and Mrs. Baird’s Bakeries Inc. Ms. Esteves received a B.B.A. from the University of Michigan School of Business and an M.B.A. from the J.L. Kellogg Graduate School of Management at Northwestern University.

Under the Company’s annual compensation program for eligible directors, Ms. Esteves will be entitled to receive in respect of 2018 a prorated portion of the $50,000 annual cash retainer for serving on the Board, a prorated portion of the $7,500 annual cash retainer for serving on the Audit Committee and a prorated portion of the $50,000 annual equity-based award, which is payable in the form of restricted stock units. The material terms of the restricted stock units are the same as those granted to the Company’s current eligible directors and described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and as provided in the form of restricted stock unit agreement under the Amended and Restated KKR Real Estate Finance Trust Inc. 2016 Omnibus Incentive Plan previously filed with the SEC.

Ms. Esteves will also be eligible to enter into the Company’s customary indemnification agreement for directors and officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR REAL ESTATE FINANCE TRUST INC.

	By:	/s/ Christen E.J. Lee
		Name:	Christen E.J. Lee
		Title:	Co-Chief Executive Officer and Co-President

Date: June 12, 2018